UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, Trinity Industries, Inc. (“Trinity” or the “Company”) is pursuing a spin-off of Trinity’s infrastructure-related businesses to Trinity stockholders, which is expected to result in two separate public companies: (1) Trinity, the currently existing company, which will be comprised primarily of Trinity’s rail-related businesses and (2) a new infrastructure company, focused on infrastructure-related products and services (the “Infrastructure Company”), and Antonio Carrillo, a member of the Trinity Board of Directors, has agreed to be the President and Chief Executive Officer of Infrastructure Company upon completion of the spin-off if it occurs.
Beginning on April 23, 2018 and throughout the period in which Trinity continues to pursue the spin-off, Mr. Carrillo will serve as Trinity’s Senior Vice President and Group President over the Construction, Energy, Marine and Components Group. See Trinity’s Definitive Proxy Statement filed on April 6, 2018 with the Securities and Exchange Commission (“SEC”) “Proposal 1 - Election of Director - Nominees” regarding Mr. Carrillo’s background and “Transactions with Related Persons” regarding Mr. Carrillo’s related persons transactions with Trinity. Mr. Carrillo’s compensation for his Senior Vice President and Group President role with Trinity, and his future President and Chief Executive Officer role with the Infrastructure Company which includes incentives for Mr. Carrillo agreeing to leave his prior employment as Chief Executive Officer of Mexichem S.A.B. de C.V., is as follows:

•	Annual salary - $850,000

•
Annual incentive compensation target - $850,000. See Trinity’s Definitive Proxy Statement filed on April 6, 2018 with the SEC “Executive Compensation - Compensation Discussion and Analysis - 2018 Compensation - Setting 2018 Annual Incentive Compensation Performance Levels” regarding the performance metrics for the 2018 annual incentive compensation program.

•
Annual long-term incentive target - $3,400,000. See Trinity’s Definitive Proxy Statement filed on April 6, 2018 with the SEC “Executive Compensation - Compensation Discussion and Analysis - 2018 Compensation - Setting 2018 Long-Term Incentive Compensation Performance Levels” regarding the performance metrics for the 2018 long-term incentive program.

•
One-time long-term incentive - $3,500,000 in restricted stock units in the Infrastructure Company which vest on the fourth year anniversary of the award if he is employed by the Infrastructure Company on such date. The restricted stock units in the Infrastructure Company are expected to be awarded upon the effectiveness of the spin-off transaction.

•	Other customary health and welfare benefits consistent with other Trinity executives
While employed by Trinity, Mr. Carrillo will no longer be compensated as a non-employee director of Trinity.
As Trinity’s Senior Vice President and Group President over the Construction, Energy, Marine and Components Group, Mr. Carrillo replaces William A. McWhirter who ceased to serve in such capacity on April 23, 2018. Mr. McWhirter continues transitioning to retirement pursuant to his Executive Transition Agreement with Trinity as described in and filed with Trinity’s Form 8-K on March 6, 2018.
Forward-Looking Statements
Some statements in this Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements regarding the effect of the anticipated separation of Trinity into two separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this Form 8-K, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed spin-off transaction will be completed, that the Company's Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that the Company will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

April 24, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer